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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 24, 2000

                            ------------------------
                Date of Report (Date of earliest event reported)


                           Schein Pharmaceutical, Inc.

             (exact name of registrant as specified in its charter)

      Delaware                      001-14019                  11-2726505

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  (State or other            Commission File Number         (I.R.S. Employer
  jurisdiction of                                         Identification Number)
  incorporation or
   organization)


                100 Campus Drive, Florham Park, New Jersey 07932

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               (Address of Principal Executive Offices) (Zip Code)


                                 (973) 593-5500

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              (Registrant's telephone number, including area code)


                                 Not Applicable

         ---------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

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ITEM 5.   OTHER EVENTS


          On May 25, 2000, Watson Pharmaceuticals, Inc. and Schein Pharmaceutical, Inc. announced that the companies have entered into a definitive agreement under which Watson will acquire all of the outstanding stock of Schein through a two-step transaction comprised of a cash tender followed by a taxable stock merger. The cash tender offer will be at $19.50 per share of Schein common stock while pursuant to the merger, each Schein share will be converted into $23.00 of Watson common stock, subject to adjustment of the amount and nature of the merger consideration as provided in the Agreement and Plan of Merger among Watson Pharmaceuticals, Inc., WS Acquisition Corp. and Schein Pharmaceutical, Inc. dated as of May 24, 2000. Both Watson and Schein are developers, manufacturers and marketers of generic and branded pharmaceutical products, utilizing various drug delivery technologies.

     Please refer to Exhibits 99.1 and 99.2 to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

          99.1 Schein Pharmaceutical, Inc. press release dated May 25, 2000.

          99.2 Agreement and Plan of Merger among Watson Pharmaceuticals, Inc., WS Acquisition Corp. and Schein Pharmaceutical, Inc. dated as of May 24, 2000.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCHEIN PHARMACEUTICAL, INC.

Date:  May 31, 2000

                                       By: /S/ Whitney K. Stearns, Jr.
                                           --------------------------------
                                           Name: Whitney K. Stearns, Jr.
                                           Title: SVP & CFO






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                                  EXHIBIT INDEX


DOC. NO. DOCUMENT DESCRIPTION

     99.1 Schein Pharmaceutical, Inc. press release dated May 25, 2000.

     99.2 Agreement and Plan of Merger among Watson Pharmaceuticals, Inc., WS Acquisition Corp. and Schein Pharmaceutical, Inc. dated as of May 24, 2000.







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